UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2011

Date of reporting period:	July 1, 2010 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNGAX

Putnam International Value Fund

Annual report
6 | 30 | 11

A world of investing.™

Putnam Investments

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
International Value
Fund

Annual report
6 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Federal tax information	52

Shareholder meeting results	53

About the Trustees	54

Officers	56

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish. Investing in securities denominated in foreign currencies provides further diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund’s manager looks for financially strong companies that appear to be priced attractively and poised to experience positive changes. The fund’s goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the manager is supported by Putnam analysts based in Boston, London, and Singapore. In all decisions, the manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality The manager considers high-quality characteristics such as solid management and sound business models that create strong cash flows.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targets those companies believed to offer attractive and sustainable cash flow.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Putnam Management has recently undertaken a review of the fund’s benchmark. Effective July 1, 2011, following shareholder approval, the MSCI EAFE Value Index (ND) replaced the S&P Developed Ex-U.S. LargeMidCap Value Index as the benchmark for this fund. The MSCI EAFE Value Index (ND) is more widely recognized and provides greater product clarity for shareholders and financial intermediaries who provide ongoing services to shareholders.

Interview with your fund’s portfolio manager

Darren A. Jaroch, CFA

How did Putnam International Value Fund perform for the fiscal year ended June 30, 2011?

It was a very rewarding year for the fund, both on an absolute basis and relative to its benchmarks and peer group. This outperformance was due, in part, to effective stock picking in economically sensitive sectors and a more defensive, underweight exposure to financials in the more troubled countries in Europe. Given our bottom-up growth at a reasonable price stock selection process, the fund held a slightly overweight position in materials and industrials, and a considerable overweight in consumer discretionary — positions that all performed very well given the pro-growth rally.

Do you use derivatives in the fund, and how have you used them?

We use currency forwards to hedge portions of our foreign currency exposures. The currency forwards allow us to pursue strategies that can help protect the fund from adverse movements in exchange rates.

What fueled the international markets’ robust gains?

Bolstered by favorable economic data and healthy corporate profits, investor sentiment improved in the fourth quarter of 2010. Given their attractive valuations, stock prices of cyclical or riskier investments that had lagged in the months leading up to the rally climbed sharply. However, by the spring of 2011, several developments tempered investors’ spirits and created greater uncertainty: Europe’s sovereign debt issues; the crisis in Japan; the uprisings in the Middle East and North Africa; and rising commodity prices, which raised inflationary concerns most notably in China. In the closing months, international stocks lost some ground as a result, but still posted

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

strong gains for the reporting period given their strong tailwinds.

Which holdings contributed positively to performance during the period?

The fund’s top performer was Germany’s largest cable operator, Kabel Deutschland. The company offers TV, broadband Internet, and fixed-line services as well as mobile services. We remain optimistic about the company, and the sector in general, given their ability to increase revenues with new offerings going forward, which can drive prices higher on a relatively fixed-cost base. Teck Resources, the diversified mining, mineral processing, and metallurgical company headquartered in Canada, also contributed strongly to performance results. Demand for commodities skyrocketed during the period due to consumption in China while production has remained capacity strained, putting current coal and copper producers on strong footing. This holding was sold prior to the end of the period to lock in profits.

In the cyclical consumer discretionary sector, automobile manufacturers were strong performers, with Fiat, Nissan Motor, and Porsche ranking among the fund’s top contributors. Well-known for its auto business, Italy-based conglomerate Fiat also operates an underappreciated group of industrial assets — namely, agricultural and construction equipment and commercial vehicles (trucks) — that were mispriced, in our opinion. Investors came to realize this, and the stock rallied off depressed levels. In the case of Nissan, auto production in the sector had fallen so dramatically during the recession and inventories were so depleted that even a mild recovery in demand produced a quicker rebound than investors anticipated. In addition, Nissan was a direct beneficiary

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

of the huge auto demand from China’s burgeoning middle class. Porsche’s stock price spiked in response to the company’s plans to merge with Volkswagen [VW]. Porsche is currently the parent company, but the combination would position VW as the world’s largest automaker, surpassing Toyota.

Which investments detracted from results?

Pandora, the Danish jewelry retailer, was the fund’s biggest detractor. We bought the stock in an initial public offering in September 2010, and it performed well until the company fell short of earnings expectations this past spring. Investors sold down the stock on sales weakness in Australia and Europe and higher silver and gold prices. We think the stock’s enthusiastic reception may have superficially inflated expectations, but believe that expectations for the company are recalibrating to fall more in line with corporate fundamentals.

Nintendo, manufacturer of the Wii game console and DS interactive portable game station, also lagged. A slate of disappointments, including the company’s delay in introducing the new generation of its 3-D handheld devices in the fall of 2010, meant that it missed the important holiday sales season cycle. Japan’s March 2011 earthquake and tsunami, which generally depressed Japanese stocks, also contributed to disappointing performance. However, with

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/11. Short-term holdings are excluded. Holdings will vary over time.

the advent of new products coming on line, we remain positive on the company.

How concerned are you about recent developments in the European sovereign debt crisis?

We are watching the situation closely. Developments in the more troubled sovereign debt markets took a significant turn in recent months, increasing the chance that the crisis could more significantly affect financial markets. Greece’s finances have deteriorated, and it has become necessary for Greece to seek more funding from the rest of Europe and the International Monetary Fund [IMF]. However, questions about the terms of the funding — the amount, what Greece will have to do to “earn” it, and whether the private sector will be asked to contribute in some way — have framed the debate.

During May, there was a fairly open clash between the European Central Bank [ECB], which wants no restructuring, and some European politicians, who believe the private sector must contribute to a solution by accepting some type of restructuring. In early June, Germany indicated that it would be willing to extend new financial aid to Greece only on terms that would likely cause a destabilizing event in the financial markets. On June 13, Standard & Poor’s downgraded Greek sovereign debt to CCC, the lowest of any sovereign debt rating in the world. Just before the close of the reporting period, Greece’s Parliament voted in favor of an austerity plan required by the country’s foreign lenders before they would provide a financial rescue plan to avert a debt crisis. The austerity plan demanded tax increases, wage cuts, and privatizations as a prerequisite to unlock the next installment of financial aid

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

that is necessary for Greece to meet its debt obligations and avoid default.

Political and financial tensions across Europe remain high as economies stagnate and governments cut spending. In this environment, our strategy has been to minimize the fund’s vulnerability to sovereign debt-related risk. This has meant holding a below-benchmark weighting in European banks and other businesses most vulnerable to the crisis and emphasizing companies deriving organic growth from their business models in northern Europe, Germany, and France.

Starting July 1, 2011, the fund has a new benchmark. What are the reasons for this change?

The benchmark for the fund changed from the S&P Developed Ex-U.S. LargeMidCap Value Index to the MSCI EAFE Value Index (ND) with the start of the new fiscal year. Putnam Management has recently reviewed the fund’s benchmark and determined that the new index is more widely recognized, provides greater product clarity for shareholders and financial intermediaries who provide ongoing services to shareholders, and is more in line with the benchmarks used by funds in its Lipper peer group.*

What is your outlook for international markets, and how have you positioned the fund for that view?

We think that we will continue to see a bifurcated Europe, with Northern Europe experiencing strong macroeconomic and corporate performance while the peripheral countries struggle in the face of sovereign risk. China has continued to raise interest rates to cool its economy, the world’s fastest-growing economy, and the market seems to have moved from the fear of runaway inflation to the real possibility of a “hard landing” in terms of economic growth. Both of these situations could add to volatility in the coming quarters.

Strong corporate fundamentals and a continuation of the extraordinarily easy monetary conditions in the developed world should lead to more improvement in macroeconomic data in the second half of 2011. As the recovery broadens and growth becomes less scarce, we will continue to focus on stocks that maintain positive earnings momentum at reasonable valuations.

Thank you, Darren, for your time and insights today.

* Going forward, the fund will use the MSCI EAFE Value Index (ND) for comparative purposes when presenting fund performance information and for purposes of calculating prospectively, under the fund’s management contract, which was recently approved by shareholders, any performance-based adjustment to the fund’s management fee.

The views expressed in this report are exclusively those of Putnam Management, and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

Europe’s long-standing sovereign debt crisis entered a critical phase in recent weeks, with a fiscal reckoning in Greece and evidence that the contagion may be spreading to several peripheral eurozone nations. In June, Greece, under pressure from the European Union and the International Monetary Fund, adopted deep budget and spending cuts to prevent default on its massive national debt. Italy, meanwhile, teetered on the edge of the debt crisis, forcing government leaders to move quickly to pass deficit-reducing measures. In July, bond yields on government debt in Spain also hit their highest level in 14 years, with rising concerns of the debt contagion spreading to that country. In Ireland, Moody’s Investors Service downgraded the nation’s foreign and local-currency government bond ratings to “junk” status after speculation that a second EU/IMF bailout may be needed. Ireland became the third European country — after Greece and Portugal — to receive Moody’s downgrade to “below investment grade.”

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.41%	5.99%	5.60%	5.60%	5.63%	5.63%	5.87%	5.62%	6.14%	6.62%

10 years	59.44	50.32	47.69	47.69	48.01	48.01	51.58	46.27	55.46	63.99
Annual average	4.78	4.16	3.98	3.98	4.00	4.00	4.25	3.88	4.51	5.07

5 years	–3.78	–9.30	–7.40	–8.83	–7.31	–7.31	–6.15	–9.41	–5.02	–2.56
Annual average	–0.77	–1.93	–1.53	–1.83	–1.51	–1.51	–1.26	–1.96	–1.02	–0.52

3 years	–13.10	–18.12	–15.09	–17.62	–14.98	–14.98	–14.43	–17.42	–13.81	–12.45
Annual average	–4.57	–6.45	–5.31	–6.26	–5.27	–5.27	–5.06	–6.18	–4.83	–4.34

1 year	35.44	27.67	34.31	29.31	34.31	33.31	34.63	29.85	35.00	35.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after CDSC reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 6/30/11

			Lipper International
	MSCI EAFE	S&P Developed Ex-U.S.	Large-Cap Value Funds
	Value Index (ND)	LargeMidCap Value Index	category average*

Annual average (life of fund)	6.09%	6.99%	6.67%

10 years	78.33	106.11	76.59
Annual average	5.96	7.50	5.71

5 years	1.80	15.13	0.54
Annual average	0.36	2.86	0.04

3 years	–5.12	–0.23	–9.55
Annual average	–1.74	–0.08	–3.37

1 year	29.35	30.86	30.60

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Putnam Management has recently undertaken a review of the fund’s benchmark. The MSCI EAFE Value Index (ND) replaces the S&P Developed Ex-U.S. LargeMidCap Value Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the MSCI EAFE Value Index (ND) is more widely recognized and provides greater product clarity for shareholders and financial intermediaries who provide ongoing services to shareholders.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/11, there were 110, 103, 81, 54, and 24 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,769 and $14,801, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,627 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,546 and $16,399, respectively.

Fund price and distribution information For the 12-month period ended 6/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.133		$0.043	$0.056	$0.083		$0.115	$0.159

Capital gains	—		—	—	—		—	—

Total	$0.133		$0.043	$0.056	$0.083		$0.115	$0.159

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/10	$7.88	$8.36	$7.77	$7.81	$7.88	$8.17	$7.78	$7.91

6/30/11	10.53	11.17	10.39	10.43	10.52	10.90	10.38	10.56

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms. Before-sales-charge share value for class A and M shares does not take into account any sales charge levied at the time of purchase. After-sales-charge share value is calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/10*	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Annualized expense ratio for the six-month period
ended 6/30/11†‡	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial  highlights.

‡ Includes a decrease of 0.07% in annualized performance fees for the six months ended 6/30/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from January 1, 2011, to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.84	$10.65	$10.65	$9.39	$8.12	$5.57

Ending value (after expenses)	$1,059.40	$1,055.80	$1,055.70	$1,057.30	$1,059.10	$1,061.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2011, use the following calculation method. To find the value of your investment on January 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.71	$10.44	$10.44	$9.20	$7.95	$5.46

Ending value (after expenses)	$1,018.15	$1,014.43	$1,014.43	$1,015.67	$1,016.91	$1,019.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index which measures the performance of equity securities representing the value style in countries within Europe, Australasia and the Far East.

S&P Developed Ex-U.S. LargeMidCap Value Index is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July  1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam  Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’

decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December  31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 115, 99 and 70 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2007, 2008, and 2009. They noted Putnam Management’s view that performance in 2007 and 2008 suffered because the portfolio managers’ investment process at the time did not adequately address the economic conditions presented by the financial crisis that began in the third quarter of 2007, while relative performance in 2009 suffered as a result of the fund’s defensive positioning going into the market rally that began in March 2009. They considered steps that Putnam Management had taken to support improved performance, noting in particular that, in late 2009, a new portfolio manager had taken sole responsibility for managing the fund’s investments and that, since then, the fund’s relative performance had improved to the first quartile. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2011, Putnam employees had approximately $371,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Value Fund (the “fund”) at June 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2011 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2011

The fund’s portfolio 6/30/11

COMMON STOCKS (97.6%)*	Shares	Value

Aerospace and defense (0.5%)
Cobham PLC (United Kingdom)	423,565	$1,440,116

		1,440,116
Air freight and logistics (0.8%)
Deutsche Post AG (Germany)	123,687	2,379,615

		2,379,615
Automobiles (5.3%)
Bayerische Motoren Werke (BMW) AG (Germany)	35,422	3,539,088

Fiat SpA (Italy)	172,467	1,895,696

Nissan Motor Co., Ltd. (Japan)	615,700	6,465,979

Porsche Automobil Holding SE (Preference) (Germany)	36,488	2,898,038

		14,798,801
Beverages (1.4%)
Anheuser-Busch InBev NV (Belgium)	67,641	3,928,591

		3,928,591
Capital markets (0.5%)
Macquarie Group, Ltd. (Australia)	40,645	1,369,252

		1,369,252
Chemicals (5.1%)
Arkema (France)	17,463	1,800,043

BASF SE (Germany)	58,788	5,767,789

JSR Corp. (Japan)	94,000	1,824,577

Nitto Denko Corp. (Japan)	30,200	1,534,701

Syngenta AG (Switzerland) †	7,740	2,614,236

Uralkali (Russia) † Δ	77,791	700,897

		14,242,243
Commercial banks (12.4%)
Banco Bradesco SA ADR (Brazil)	122,015	2,500,087

Banco Santander Central Hispano SA (Spain)	156,869	1,813,763

Barclays PLC (United Kingdom)	913,466	3,764,063

BNP Paribas SA (France)	57,604	4,452,212

China Construction Bank Corp. (China)	2,452,000	2,040,778

DBS Group Holdings, Ltd. (Singapore)	178,000	2,132,241

DnB NOR ASA (Norway)	140,810	1,967,669

HSBC Holdings PLC (London Exchange) (United Kingdom)	536,019	5,326,127

Industrial and Commercial Bank of China, Ltd. (China) †	2,048,000	1,568,080

Mitsubishi UFJ Financial Group, Inc. (Japan)	642,900	3,131,174

National Bank of Canada (Canada)	35,520	2,883,477

Shinhan Financial Group Co., Ltd. (South Korea)	33,940	1,621,164

Societe Generale SA (France)	28,572	1,697,630

		34,898,465
Commercial services and supplies (0.7%)
Edenred (France)	61,928	1,891,906

		1,891,906
Computers and peripherals (1.1%)
Asustek Computer, Inc. (Taiwan) †	326,000	3,246,498

		3,246,498
Construction and engineering (2.1%)
Carillion PLC (United Kingdom)	427,465	2,583,246

Vinci SA (France)	50,157	3,216,812

		5,800,058

COMMON STOCKS (97.6%)* cont.	Shares	Value

Construction materials (1.5%)
BBMG Corp. (China)	765,000	$1,147,827

China Shanshui Cement Group, Ltd. (China)	1,428,000	1,659,789

HeidelbergCement AG (Germany)	23,270	1,487,519

		4,295,135
Diversified financial services (2.1%)
ING Groep NV GDR (Netherlands) †	195,831	2,413,819

ORIX Corp. (Japan)	35,420	3,447,154

		5,860,973
Diversified telecommunication services (2.5%)
BCE, Inc. (Canada)	88,093	3,457,711

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	75,800	3,687,412

		7,145,123
Electric utilities (0.8%)
Fortum OYJ (Finland)	78,267	2,269,465

		2,269,465
Electrical equipment (1.8%)
LS Corp. (South Korea)	14,525	1,503,907

Mitsubishi Electric Corp. (Japan)	317,000	3,683,132

		5,187,039
Electronic equipment, instruments, and components (1.6%)
Kyocera Corp. (Japan)	17,100	1,740,313

LG Display Co., Ltd. (South Korea)	96,830	2,694,227

		4,434,540
Energy equipment and services (0.5%)
Technip SA (France)	11,968	1,284,722

		1,284,722
Food and staples retail (0.7%)
Lawson, Inc. (Japan)	35,800	1,881,039

		1,881,039
Food products (3.2%)
Ajinomoto Co., Inc. (Japan)	262,000	3,116,961

Kerry Group PLC Class A (Ireland)	62,722	2,596,929

Suedzucker AG (Germany)	76,809	2,732,962

Zhongpin, Inc. (China) † S	44,000	461,120

		8,907,972
Gas utilities (0.7%)
Tokyo Gas Co., Ltd. (Japan)	466,000	2,108,940

		2,108,940
Health-care equipment and supplies (0.7%)
BioMerieux (France)	17,498	2,034,093

		2,034,093
Hotels, restaurants, and leisure (0.5%)
TUI Travel PLC (United Kingdom)	391,673	1,412,239

		1,412,239
Household durables (0.8%)
Persimmon PLC (United Kingdom)	286,459	2,219,942

		2,219,942
Household products (1.9%)
Henkel AG & Co. KGaA (Germany)	36,811	2,558,632

Reckitt Benckiser Group PLC (United Kingdom)	53,000	2,929,518

		5,488,150

COMMON STOCKS (97.6%)* cont.	Shares	Value

Independent power producers and energy traders (1.1%)
China WindPower Group, Ltd. (China) †	9,200,000	$805,725

Electric Power Development Co. (Japan)	52,700	1,424,031

International Power PLC (United Kingdom)	177,821	919,170

		3,148,926
Industrial conglomerates (2.0%)
LG Corp. (South Korea)	20,723	1,567,521

Siemens AG (Germany)	29,802	4,097,908

		5,665,429
Insurance (6.9%)
ACE, Ltd.	57,386	3,777,147

Allianz SE (Germany)	36,389	5,089,773

AXA SA (France)	236,510	5,381,276

Prudential PLC (United Kingdom)	311,441	3,603,048

SCOR (France)	54,046	1,538,106

		19,389,350
Leisure equipment and products (0.4%)
Altek Corp. (Taiwan)	829,418	1,209,082

		1,209,082
Machinery (1.7%)
Fiat Industrial SpA (Italy) †	126,916	1,640,111

Invensys PLC (United Kingdom)	307,851	1,592,294

Metso Corp. OYJ (Finland)	25,223	1,434,555

		4,666,960
Media (2.7%)
Kabel Deutschland Holding AG (Germany) †	44,607	2,746,222

Virgin Media, Inc. (United Kingdom)	62,600	1,873,618

WPP PLC (Ireland)	235,590	2,952,659

		7,572,499
Metals and mining (2.1%)
Rio Tinto PLC (United Kingdom)	44,924	3,241,417

Xstrata PLC (United Kingdom)	126,047	2,777,731

		6,019,148
Multiline retail (0.9%)
Myer Holdings, Ltd. (Australia)	307,111	871,447

PPR SA (France)	9,504	1,694,617

		2,566,064
Multi-utilities (2.7%)
Atco, Ltd. Class I (Canada)	44,400	2,878,593

Centrica PLC (United Kingdom)	532,924	2,768,425

GDF Suez (France)	49,514	1,814,254

		7,461,272
Office electronics (0.7%)
Canon, Inc. (Japan)	42,000	2,003,718

		2,003,718
Oil, gas, and consumable fuels (10.7%)
BG Group PLC (United Kingdom)	106,892	2,428,602

BP PLC (United Kingdom)	704,841	5,194,388

Inpex Corp. (Japan)	216	1,595,363

Nexen, Inc. (Canada)	92,515	2,087,360

Petroleo Brasileiro SA ADR (Brazil)	35,500	1,202,030

Royal Dutch Shell PLC Class B (United Kingdom)	256,675	9,172,341

COMMON STOCKS (97.6%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Statoil ASA (Norway)	101,582	$2,578,506

Total SA (France)	98,561	5,707,252

		29,965,842
Pharmaceuticals (6.4%)
Astellas Pharma, Inc. (Japan)	55,600	2,150,832

Mitsubishi Tanabe Pharma (Japan)	86,900	1,458,662

Novartis AG (Switzerland)	131,003	8,029,342

Sanofi (France)	54,859	4,416,090

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	39,100	1,885,402

		17,940,328
Real estate investment trusts (REITs) (1.0%)
CFS Retail Property Trust (Australia) R	841,295	1,642,326

Dexus Property Group (Australia)	1,297,177	1,228,016

		2,870,342
Real estate management and development (1.8%)
Henderson Land Development Co., Ltd. (Hong Kong)	219,000	1,416,896

Mitsubishi Estate Co., Ltd. (Japan)	107,000	1,879,185

Soho China, Ltd. (China)	2,067,500	1,854,332

		5,150,413
Semiconductors and semiconductor equipment (0.7%)
Rohm Co., Ltd. (Japan)	34,100	1,954,666

		1,954,666
Software (0.5%)
Nintendo Co., Ltd. (Japan)	7,800	1,469,541

		1,469,541
Specialty retail (0.3%)
JB Hi-Fi, Ltd. (Australia) S	49,559	911,795

		911,795
Textiles, apparel, and luxury goods (0.6%)
Pandora A/S (Denmark) S	53,868	1,694,599

		1,694,599
Tobacco (0.7%)
Japan Tobacco, Inc. (Japan)	501	1,934,315

		1,934,315
Trading companies and distributors (1.6%)
Mitsui & Co., Ltd. (Japan)	253,000	4,377,057

		4,377,057
Wireless telecommunication services (2.9%)
China Mobile, Ltd. (China)	161,500	1,502,700

NTT DoCoMo, Inc. (Japan)	668	1,192,192

Vodafone Group PLC (United Kingdom)	2,031,224	5,395,013

		8,089,905

Total common stocks (cost $236,295,931)		$274,586,168

SHORT-TERM INVESTMENTS (3.0%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	2,847,051	$2,847,051

SSgA Prime Money Market Fund 0.08% i P	180,000	180,000

Putnam Money Market Liquidity Fund 0.04% [e]	4,644,901	4,644,901

U.S. Treasury Bills with effective yields of 0.109%,
February 9, 2012 ##	$141,000	140,904

U.S. Treasury Bills with effective yields ranging from
0.116% to 0.141%, November 17, 2011 ##	419,000	418,792

U.S. Treasury Bills with effective yields ranging from
0.104% to 0.109%, July 28, 2011	171,000	170,973

Total short-term investments (cost $8,402,621)		$8,402,621

TOTAL INVESTMENTS

Total investments (cost $244,698,552)		$282,988,789

Key to holding’s abbreviations
ADR	American Depository Receipts
GDR	Global Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2010 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $281,226,100.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

Δ Forward commitment, in part or in entirety (Note 1).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $152,777 to cover certain derivatives contracts.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United Kingdom	20.9%	Belgium	1.4%

Japan	19.3	Brazil	1.3

France	13.2	Finland	1.3

Germany	11.9	Italy	1.3

Canada	4.0	Netherlands	0.9

China	3.9	Singapore	0.8

Switzerland	3.8	Israel	0.7

United States	3.3	Denmark	0.6

South Korea	2.6	Spain	0.6

Australia	2.2	Hong Kong	0.5

Ireland	2.0	Other	0.3

Norway	1.6	Total	100.0%

Taiwan	1.6

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $627,458,758)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	8/17/11	$11,836,274	$11,541,523	$294,751

	Australian Dollar	Buy	7/21/11	12,659,371	12,561,192	98,179

	Australian Dollar	Sell	7/21/11	12,659,371	12,357,877	(301,494)

	Canadian Dollar	Buy	8/17/11	5,077,741	4,959,648	118,093

	Canadian Dollar	Buy	7/21/11	6,224,610	6,154,454	70,156

	Canadian Dollar	Sell	7/21/11	6,224,610	6,089,463	(135,147)

	Euro	Sell	8/17/11	545,876	534,832	(11,044)

	Euro	Buy	7/21/11	1,065,875	1,051,917	13,958

	Euro	Sell	7/21/11	1,065,875	1,054,011	(11,864)

	Norwegian Krone	Buy	8/17/11	1,142,295	1,125,215	17,080

	Norwegian Krone	Buy	7/21/11	1,144,245	1,142,907	1,338

	Norwegian Krone	Sell	7/21/11	1,144,245	1,127,375	(16,870)

	British Pound	Sell	8/17/11	3,125,989	3,109,631	(16,358)

	British Pound	Buy	7/21/11	3,127,023	3,110,507	16,516

	British Pound	Sell	7/21/11	3,127,023	3,190,703	63,680

	Swedish Krona	Buy	8/17/11	5,006,459	4,907,327	99,132

	Swedish Krona	Buy	7/21/11	5,014,329	5,087,977	(73,648)

	Swedish Krona	Sell	7/21/11	5,014,329	4,913,566	(100,763)

	Swiss Franc	Buy	8/17/11	2,813,905	2,825,096	(11,191)

	Swiss Franc	Buy	7/21/11	2,813,452	2,808,431	5,021

	Swiss Franc	Sell	7/21/11	2,813,452	2,824,134	10,682

Barclays Bank PLC

	Australian Dollar	Sell	8/17/11	171,500	167,249	(4,251)

	Australian Dollar	Buy	7/21/11	172,088	167,819	4,269

	Australian Dollar	Sell	7/21/11	172,088	171,117	(971)

	Canadian Dollar	Buy	8/17/11	1,884,028	1,840,043	43,985

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $627,458,758) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Canadian Dollar	Buy	7/21/11	$1,885,299	$1,864,662	$20,637

	Canadian Dollar	Sell	7/21/11	1,885,299	1,841,236	(44,063)

	Euro	Sell	8/17/11	1,620,225	1,589,116	(31,109)

	Euro	Buy	7/21/11	1,621,454	1,590,334	31,120

	Euro	Sell	7/21/11	1,621,454	1,612,019	(9,435)

	Hong Kong Dollar	Buy	8/17/11	865,275	864,816	459

	Hong Kong Dollar	Sell	8/17/11	1,101,957	1,101,429	(528)

	Hong Kong Dollar	Buy	7/21/11	1,101,776	1,101,259	517

	Hong Kong Dollar	Sell	7/21/11	1,101,776	1,102,448	672

	Japanese Yen	Sell	8/17/11	4,053,103	4,031,280	(21,823)

	Japanese Yen	Buy	7/21/11	4,052,534	4,030,682	21,852

	Japanese Yen	Sell	7/21/11	4,052,534	4,030,682	(21,852)

	British Pound	Sell	8/17/11	1,505,100	1,496,474	(8,626)

	British Pound	Buy	7/21/11	1,505,598	1,496,896	8,702

	British Pound	Sell	7/21/11	1,505,598	1,536,493	30,895

	Swiss Franc	Sell	8/17/11	309,389	310,640	1,251

	Swiss Franc	Buy	7/21/11	735,439	736,052	(613)

	Swiss Franc	Sell	7/21/11	735,440	731,286	(4,154)

Citibank, N.A.

	Danish Krone	Buy	7/21/11	2,030,335	2,042,376	(12,041)

	Danish Krone	Sell	7/21/11	1,267,449	1,276,796	9,347

	Euro	Sell	8/17/11	18,631,574	18,276,028	(355,546)

	Euro	Buy	7/21/11	18,645,703	18,290,416	355,287

	Euro	Sell	7/21/11	18,645,703	18,535,667	(110,036)

	Hong Kong Dollar	Buy	8/17/11	107,236	107,169	67

	Hong Kong Dollar	Buy	7/21/11	2,512,676	2,513,036	(360)

	Hong Kong Dollar	Sell	7/21/11	2,512,676	2,513,991	1,315

	Norwegian Krone	Buy	8/17/11	1,375,287	1,355,131	20,156

	Norwegian Krone	Buy	7/21/11	1,377,635	1,376,573	1,062

	Norwegian Krone	Sell	7/21/11	1,377,636	1,357,747	(19,889)

	British Pound	Sell	8/17/11	356,361	354,574	(1,787)

	British Pound	Buy	7/21/11	356,479	354,663	1,816

	British Pound	Sell	7/21/11	356,479	363,767	7,288

	Singapore Dollar	Buy	8/17/11	776,003	775,595	408

	Singapore Dollar	Sell	7/21/11	775,987	775,507	(480)

	Singapore Dollar	Buy	7/21/11	2,771,523	2,771,048	475

	Singapore Dollar	Sell	7/21/11	1,995,536	1,991,432	(4,104)

	Swiss Franc	Sell	8/17/11	2,095,727	2,104,452	8,725

	Swiss Franc	Buy	7/21/11	2,095,390	2,103,597	(8,207)

	Swiss Franc	Sell	7/21/11	2,095,390	2,092,719	(2,671)

Credit Suisse AG

	Australian Dollar	Sell	8/17/11	2,639,520	2,571,267	(68,253)

	Australian Dollar	Buy	7/21/11	2,648,577	2,579,652	68,925

	Australian Dollar	Sell	7/21/11	2,648,578	2,633,323	(15,255)

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $627,458,758) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Canadian Dollar	Buy	8/17/11	$3,114,301	$3,038,825	$75,476

	Canadian Dollar	Buy	7/21/11	3,116,403	3,082,828	33,575

	Canadian Dollar	Sell	7/21/11	3,116,403	3,040,486	(75,917)

	Euro	Sell	8/17/11	5,495,887	5,392,184	(103,703)

	Euro	Buy	7/21/11	5,500,055	5,396,390	103,665

	Euro	Sell	7/21/11	5,500,055	5,467,180	(32,875)

	Japanese Yen	Buy	8/17/11	839,242	834,912	4,330

	Japanese Yen	Buy	7/21/11	2,248,328	2,256,961	(8,633)

	Japanese Yen	Sell	7/21/11	2,248,328	2,235,175	(13,153)

	Norwegian Krone	Sell	8/17/11	547,213	539,148	(8,065)

	Norwegian Krone	Buy	7/21/11	548,147	539,996	8,151

	Norwegian Krone	Sell	7/21/11	548,147	547,735	(412)

	British Pound	Sell	8/17/11	7,945,456	7,903,978	(41,478)

	British Pound	Buy	7/21/11	7,948,085	7,906,105	41,980

	British Pound	Sell	7/21/11	7,948,085	8,110,066	161,981

	Swedish Krona	Buy	8/17/11	5,740,245	5,625,277	114,968

	Swedish Krona	Buy	7/21/11	5,749,268	5,836,147	(86,879)

	Swedish Krona	Sell	7/21/11	5,749,268	5,632,863	(116,405)

	Swiss Franc	Buy	8/17/11	1,389,573	1,394,232	(4,659)

	Swiss Franc	Buy	7/21/11	1,389,349	1,386,836	2,513

	Swiss Franc	Sell	7/21/11	1,389,349	1,393,791	4,442

Deutsche Bank AG

	Australian Dollar	Sell	8/17/11	4,083,023	3,969,486	(113,537)

	Australian Dollar	Buy	7/21/11	4,097,033	3,982,762	114,271

	Australian Dollar	Sell	7/21/11	4,097,033	4,072,671	(24,362)

	Canadian Dollar	Buy	8/17/11	1,207,051	1,178,000	29,051

	Canadian Dollar	Buy	7/21/11	1,207,865	1,194,154	13,711

	Canadian Dollar	Sell	7/21/11	1,207,865	1,178,680	(29,185)

	Euro	Buy	8/17/11	4,559,312	4,472,841	86,471

	Euro	Buy	7/21/11	4,562,770	4,535,466	27,304

	Euro	Sell	7/21/11	4,562,770	4,476,142	(86,628)

	Swiss Franc	Buy	8/17/11	1,288,506	1,293,252	(4,746)

	Swiss Franc	Buy	7/21/11	1,288,299	1,286,489	1,810

	Swiss Franc	Sell	7/21/11	1,288,299	1,292,881	4,582

Goldman Sachs International

	Australian Dollar	Buy	8/17/11	2,510,709	2,447,963	62,746

	Australian Dollar	Buy	7/21/11	2,519,324	2,503,849	15,475

	Australian Dollar	Sell	7/21/11	2,519,324	2,456,114	(63,210)

	Euro	Sell	8/17/11	776,612	761,974	(14,638)

	Euro	Buy	7/21/11	777,201	762,552	14,649

	Euro	Sell	7/21/11	777,201	772,753	(4,448)

	Japanese Yen	Sell	8/17/11	1,161,778	1,155,665	(6,113)

	Japanese Yen	Buy	7/21/11	1,161,615	1,155,494	6,121

	Japanese Yen	Sell	7/21/11	1,161,615	1,155,066	(6,549)

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $627,458,758) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Norwegian Krone	Sell	8/17/11	$698,272	$687,630	$(10,642)

	Norwegian Krone	Buy	7/21/11	699,464	688,749	10,715

	Norwegian Krone	Sell	7/21/11	699,464	698,608	(856)

	British Pound	Sell	8/17/11	2,484,732	2,472,379	(12,353)

	British Pound	Buy	7/21/11	2,485,554	2,473,199	12,355

	British Pound	Sell	7/21/11	2,485,554	2,536,418	50,864

	Swedish Krona	Buy	8/17/11	219,389	214,995	4,394

	Swedish Krona	Buy	7/21/11	219,733	222,909	(3,176)

	Swedish Krona	Sell	7/21/11	219,733	215,294	(4,439)

HSBC Bank USA, National Association

	Australian Dollar	Buy	8/17/11	2,626,607	2,563,512	63,095

	Australian Dollar	Buy	7/21/11	2,635,620	2,616,576	19,044

	Australian Dollar	Sell	7/21/11	2,635,620	2,571,954	(63,666)

	Euro	Sell	8/17/11	4,696,506	4,608,923	(87,583)

	Euro	Buy	7/21/11	4,700,068	4,612,453	87,615

	Euro	Sell	7/21/11	4,700,068	4,668,348	(31,720)

	Hong Kong Dollar	Sell	8/17/11	3,071,066	3,069,633	(1,433)

	Hong Kong Dollar	Buy	7/21/11	3,070,562	3,069,120	1,442

	Hong Kong Dollar	Sell	7/21/11	3,070,562	3,072,514	1,952

	Norwegian Krone	Buy	8/17/11	714,562	705,004	9,558

	Norwegian Krone	Buy	7/21/11	715,782	713,767	2,015

	Norwegian Krone	Sell	7/21/11	715,782	706,172	(9,610)

	British Pound	Buy	8/17/11	1,876,878	1,866,355	10,523

	British Pound	Buy	7/21/11	1,877,499	1,915,897	(38,398)

	British Pound	Sell	7/21/11	1,877,499	1,866,881	(10,618)

	Swiss Franc	Buy	8/17/11	1,060,661	1,064,879	(4,218)

	Swiss Franc	Buy	7/21/11	1,060,490	1,059,151	1,339

	Swiss Franc	Sell	7/21/11	1,060,490	1,064,516	4,026

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	8/17/11	625,276	609,670	15,606

	Australian Dollar	Buy	7/21/11	627,421	623,632	3,789

	Australian Dollar	Sell	7/21/11	627,421	611,680	(15,741)

	Canadian Dollar	Buy	8/17/11	1,142,671	1,115,756	26,915

	Canadian Dollar	Buy	7/21/11	1,143,442	1,131,158	12,284

	Canadian Dollar	Sell	7/21/11	1,143,442	1,116,378	(27,064)

	Euro	Sell	8/17/11	1,787,150	1,753,464	(33,686)

	Euro	Buy	7/21/11	1,788,505	1,754,795	33,710

	Euro	Sell	7/21/11	1,788,505	1,776,632	(11,873)

	Hong Kong Dollar	Sell	8/17/11	1,880,704	1,879,543	(1,161)

	Hong Kong Dollar	Buy	7/21/11	1,880,395	1,879,246	1,149

	Hong Kong Dollar	Sell	7/21/11	1,880,395	1,881,469	1,074

	Japanese Yen	Buy	8/17/11	3,049,221	3,032,653	16,568

	Japanese Yen	Buy	7/21/11	3,048,793	3,032,241	16,552

	Japanese Yen	Sell	7/21/11	3,048,793	3,032,316	(16,477)

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $627,458,758) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Norwegian Krone	Sell	8/17/11	$3,165,778	$3,119,182	$(46,596)

	Norwegian Krone	Buy	7/21/11	3,171,184	3,124,031	47,153

	Norwegian Krone	Sell	7/21/11	3,171,184	3,165,891	(5,293)

	British Pound	Buy	8/17/11	2,793,717	2,779,072	14,645

	British Pound	Buy	7/21/11	2,794,641	2,850,161	(55,520)

	British Pound	Sell	7/21/11	2,794,641	2,779,881	(14,760)

	Singapore Dollar	Buy	8/17/11	1,910,512	1,908,747	1,765

	Singapore Dollar	Buy	7/21/11	1,910,474	1,909,524	950

	Singapore Dollar	Sell	7/21/11	1,910,474	1,908,669	(1,805)

	Swedish Krona	Sell	8/17/11	2,110,619	2,068,699	(41,920)

	Swedish Krona	Buy	7/21/11	2,113,937	2,071,457	42,480

	Swedish Krona	Sell	7/21/11	2,113,937	2,144,917	30,980

	Swiss Franc	Buy	8/17/11	628,897	631,153	(2,256)

	Swiss Franc	Buy	7/21/11	628,796	627,919	877

	Swiss Franc	Sell	7/21/11	628,796	630,957	2,161

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	8/17/11	2,330,244	2,266,320	63,924

	Australian Dollar	Sell	8/17/11	1,155,997	1,124,253	(31,744)

	Australian Dollar	Buy	7/21/11	2,338,240	2,322,152	16,088

	Australian Dollar	Sell	7/21/11	2,338,240	2,273,460	(64,780)

	Canadian Dollar	Buy	8/17/11	2,051,458	2,001,578	49,880

	Canadian Dollar	Buy	7/21/11	2,052,842	2,030,028	22,814

	Canadian Dollar	Sell	7/21/11	2,052,842	2,002,429	(50,413)

	Euro	Buy	8/17/11	201,005	197,282	3,723

	Euro	Buy	7/21/11	201,158	199,871	1,287

	Euro	Sell	7/21/11	201,158	197,436	(3,722)

	Israeli Shekel	Buy	7/21/11	776,179	783,365	(7,186)

	Japanese Yen	Buy	8/17/11	8,818,915	8,767,745	51,170

	Japanese Yen	Buy	7/21/11	8,817,675	8,770,834	46,841

	Japanese Yen	Sell	7/21/11	8,817,675	8,765,796	(51,879)

	British Pound	Buy	8/17/11	32,601	32,421	180

	British Pound	Buy	7/21/11	32,612	33,265	(653)

	British Pound	Sell	7/21/11	32,612	32,429	(183)

	Swedish Krona	Sell	8/17/11	783,799	767,926	(15,873)

	Swedish Krona	Buy	7/21/11	785,031	768,958	16,073

	Swedish Krona	Sell	7/21/11	785,031	796,600	11,569

	Swiss Franc	Buy	8/17/11	2,384,046	2,393,570	(9,524)

	Swiss Franc	Buy	7/21/11	2,383,662	2,380,426	3,236

	Swiss Franc	Sell	7/21/11	2,383,662	2,392,712	9,050

State Street Bank and Trust Co.

	Australian Dollar	Buy	8/17/11	1,136,894	1,108,517	28,377

	Australian Dollar	Buy	7/21/11	1,140,795	1,134,152	6,643

	Australian Dollar	Sell	7/21/11	1,140,795	1,112,173	(28,622)

	Canadian Dollar	Buy	8/17/11	1,382,982	1,350,637	32,345

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $627,458,758) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Canadian Dollar	Buy	7/21/11	$1,383,915	$1,367,700	$16,215

	Canadian Dollar	Sell	7/21/11	1,383,915	1,351,570	(32,345)

	Euro	Buy	8/17/11	3,115,438	3,056,072	59,366

	Euro	Buy	7/21/11	3,117,801	3,099,530	18,271

	Euro	Sell	7/21/11	3,117,801	3,058,607	(59,194)

	Israeli Shekel	Buy	7/21/11	776,208	782,490	(6,282)

UBS AG

	Australian Dollar	Sell	8/17/11	2,732,261	2,664,323	(67,938)

	Australian Dollar	Buy	7/21/11	2,741,636	2,672,849	68,787

	Australian Dollar	Sell	7/21/11	2,741,636	2,725,589	(16,047)

	Canadian Dollar	Buy	8/17/11	1,181,858	1,154,489	27,369

	Canadian Dollar	Buy	7/21/11	1,182,656	1,169,891	12,765

	Canadian Dollar	Sell	7/21/11	1,182,656	1,155,249	(27,407)

	Euro	Buy	8/17/11	5,563,904	5,461,028	102,876

	Euro	Buy	7/21/11	5,568,124	5,536,300	31,824

	Euro	Sell	7/21/11	5,568,124	5,465,478	(102,646)

	Israeli Shekel	Sell	7/21/11	1,607,671	1,623,518	15,847

	Norwegian Krone	Sell	8/17/11	965,846	951,578	(14,268)

	Norwegian Krone	Buy	7/21/11	967,495	953,283	14,212

	Norwegian Krone	Sell	7/21/11	967,495	965,827	(1,668)

	British Pound	Buy	8/17/11	1,454,512	1,446,938	7,574

	British Pound	Sell	8/17/11	107,920	107,312	(608)

	British Pound	Buy	7/21/11	1,084,538	1,101,112	(16,574)

	British Pound	Sell	7/21/11	1,084,538	1,106,712	22,174

	Swiss Franc	Buy	8/17/11	1,234,461	1,239,467	(5,006)

	Swiss Franc	Buy	7/21/11	1,234,263	1,232,631	1,632

	Swiss Franc	Sell	7/21/11	1,234,263	1,239,097	4,834

Westpac Banking Corp.

	Australian Dollar	Buy	8/17/11	3,463,617	3,373,795	89,822

	Australian Dollar	Buy	7/21/11	3,475,501	3,452,855	22,646

	Australian Dollar	Sell	7/21/11	3,475,501	3,385,057	(90,444)

	Canadian Dollar	Buy	8/17/11	986,852	963,774	23,078

	Canadian Dollar	Buy	7/21/11	987,518	976,924	10,594

	Canadian Dollar	Sell	7/21/11	987,518	964,340	(23,178)

	Euro	Buy	8/17/11	4,006,765	3,931,312	75,453

	Euro	Buy	7/21/11	4,009,804	3,986,472	23,332

	Euro	Sell	7/21/11	4,009,804	3,934,227	(75,577)

	Japanese Yen	Sell	8/17/11	13,528,014	13,458,669	(69,345)

	Japanese Yen	Buy	7/21/11	13,526,113	13,456,505	69,608

	Japanese Yen	Sell	7/21/11	13,526,113	13,449,854	(76,259)

	British Pound	Sell	8/17/11	1,919,436	1,909,906	(9,530)

	British Pound	Buy	7/21/11	1,920,071	1,910,527	9,544

	British Pound	Sell	7/21/11	1,920,071	1,959,124	39,053

Total						$270,972

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$22,926,718	$9,458,303	$—

Consumer staples	15,207,752	6,932,315	—

Energy	29,655,201	1,595,363	—

Financials	46,208,197	23,330,598	—

Health care	16,364,927	3,609,494	—

Industrials	20,276,563	11,131,617	—

Information technology	—	13,108,963	—

Materials	18,389,632	6,166,894	—

Telecommunication services	8,852,724	6,382,304	—

Utilities	10,649,907	4,338,696	—

Total common stocks	188,531,621	86,054,547	—

Short-term investments	4,824,901	3,577,720	—

Totals by level	$193,356,522	$89,632,267	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	—	270,972	—

Totals by level	$—	$270,972	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/11

ASSETS

Investment in securities, at value, including $2,737,438 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $237,206,600)	$275,496,837
Affiliated issuers (identified cost $7,491,952) (Notes 1 and 6)	7,491,952

Foreign currency (cost $306,644) (Note 1)	306,943

Dividends, interest and other receivables	1,030,488

Foreign tax reclaim	146,497

Receivable for shares of the fund sold	78,695

Receivable for investments sold	200

Receivable for sales of delayed delivery securities (Note 1)	641,182

Unrealized appreciation on forward currency contracts (Note 1)	4,052,759

Total assets	289,245,553

LIABILITIES

Payable for shares of the fund repurchased	518,951

Payable for compensation of Manager (Note 2)	60,047

Payable for investor servicing fees (Note 2)	66,472

Payable for custodian fees (Note 2)	31,936

Payable for Trustee compensation and expenses (Note 2)	131,381

Payable for administrative services (Note 2)	1,525

Payable for distribution fees (Note 2)	179,731

Payable for postage	36,400

Payable for shareholder reports	12,926

Unrealized depreciation on forward currency contracts (Note 1)	3,781,787

Collateral on securities loaned, at value (Note 1)	2,847,051

Collateral on certain derivative contracts, at value (Note 1)	180,000

Other accrued expenses	171,246

Total liabilities	8,019,453

Net assets	$281,226,100

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$545,498,110

Undistributed net investment income (Note 1)	10,454,994

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(313,296,135)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	38,569,131

Total — Representing net assets applicable to capital shares outstanding	$281,226,100

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($241,467,421 divided by 22,930,726 shares)	$10.53

Offering price per class A share (100/94.25 of $10.53)*	$11.17

Net asset value and offering price per class B share ($15,095,932 divided by 1,452,264 shares)**	$10.39

Net asset value and offering price per class C share ($11,310,307 divided by 1,084,771 shares)**	$10.43

Net asset value and redemption price per class M share ($5,337,411 divided by 507,307 shares)	$10.52

Offering price per class M share (100/96.50 of $10.52)*	$10.90

Net asset value, offering price and redemption price per class R share
($2,560,036 divided by 246,528 shares)	$10.38

Net asset value, offering price and redemption price per class Y share
($5,454,993 divided by 516,577 shares)	$10.56

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/11

INVESTMENT INCOME

Dividends (net of foreign tax of $796,827)	$8,148,465

Interest (including interest income of $2,478 from investments in affiliated issuers) (Note 6)	4,938

Securities lending (including interest income of $256,908 from investments in affiliated
issuers) (Note 1)	261,822

Total investment income	8,415,225

EXPENSES

Compensation of Manager (Note 2)	1,920,986

Investor servicing fees (Note 2)	957,641

Custodian fees (Note 2)	58,804

Trustee compensation and expenses (Note 2)	23,644

Administrative services (Note 2)	9,189

Distribution fees — Class A (Note 2)	618,864

Distribution fees — Class B (Note 2)	174,094

Distribution fees — Class C (Note 2)	114,525

Distribution fees — Class M (Note 2)	39,480

Distribution fees — Class R (Note 2)	12,347

Other	363,080

Fees waived and reimbursed by Manager (Note 2)	(93,583)

Total expenses	4,199,071

Expense reduction (Note 2)	(38,192)

Net expenses	4,160,879

Net investment income	4,254,346

Net realized gain on investments (Notes 1 and 3)	31,522,956

Net realized gain on foreign currency transactions (Note 1)	6,396,684

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	75,310

Net unrealized appreciation of investments during the year	43,773,516

Net gain on investments	81,768,466

Net increase in net assets resulting from operations	$86,022,812

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/11	Year ended 6/30/10

Operations:
Net investment income	$4,254,346	$5,918,636

Net realized gain on investments
and foreign currency transactions	37,919,640	20,293,932

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	43,848,826	(1,500,378)

Net increase in net assets resulting from operations	86,022,812	24,712,190

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,350,667)	(979,318)

Class B	(77,858)	—

Class C	(65,925)	—

Class M	(44,410)	—

Class R	(29,489)	(3,524)

Class Y	(78,471)	(30,465)

Increase in capital from settlement payments (Note 7)	29,495	356,756

Redemption fees (Note 1)	2,737	4,261

Decrease from capital share transactions (Note 4)	(62,121,420)	(114,529,466)

Total increase (decrease) in net assets	20,286,804	(90,469,566)

NET ASSETS

Beginning of year	260,939,296	351,408,862

End of year (including undistributed net investment
income of $10,454,994 and $3,268,936, respectively)	$281,226,100	$260,939,296

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d,e]	net assets (%) [d]	turnover (%)

Class A
June 30, 2011	$7.88	.15	2.63	2.78	(.13)	—	—	(.13)	—	— [f,g]	$10.53	35.44	$241,467	1.37	1.56	52
June 30, 2010	7.67	.16	.07	.23	(.03)	—	—	(.03)	—	.01 [h]	7.88	3.08	222,114	1.47	1.81	87
June 30, 2009	12.54	.18	(4.96)	(4.78)	(.12)	—	— [b]	(.12)	—	.03 [i,j]	7.67	(37.76)	271,778	1.34	2.11	92
June 30, 2008	17.36	.26	(2.51)	(2.25)	(.35)	(2.22)	—	(2.57)	—	—	12.54	(14.26)	751,388	1.30	1.72	65
June 30, 2007	14.80	.22	3.90	4.12	(.43)	(1.13)	—	(1.56)	—	—	17.36	29.14	914,680	1.34	1.37	105

Class B
June 30, 2011	$7.77	.07	2.59	2.66	(.04)	—	—	(.04)	—	— [f,g]	$10.39	34.31	$15,096	2.12	.72	52
June 30, 2010	7.59	.09	.08	.17	—	—	—	—	—	.01 [h]	7.77	2.37	17,728	2.22	1.00	87
June 30, 2009	12.29	.11	(4.84)	(4.73)	—	—	—	—	—	.03 [i,j]	7.59	(38.24)	27,912	2.09	1.30	92
June 30, 2008	17.03	.11	(2.43)	(2.32)	(.20)	(2.22)	—	(2.42)	—	—	12.29	(14.93)	94,624	2.05	.77	65
June 30, 2007	14.53	.08	3.85	3.93	(.30)	(1.13)	—	(1.43)	—	—	17.03	28.19	177,599	2.09	.51	105

Class C
June 30, 2011	$7.81	.08	2.60	2.68	(.06)	—	—	(.06)	—	— [f,g]	$10.43	34.31	$11,310	2.12	.81	52
June 30, 2010	7.63	.09	.08	.17	—	—	—	—	—	.01 [h]	7.81	2.36	10,352	2.22	1.06	87
June 30, 2009	12.37	.11	(4.86)	(4.75)	(.02)	—	— [b]	(.02)	—	.03 [i,j]	7.63	(38.16)	13,116	2.09	1.37	92
June 30, 2008	17.15	.13	(2.47)	(2.34)	(.22)	(2.22)	—	(2.44)	—	—	12.37	(14.93)	34,789	2.05	.90	65
June 30, 2007	14.65	.09	3.87	3.96	(.33)	(1.13)	—	(1.46)	—	—	17.15	28.17	48,366	2.09	.60	105

Class M
June 30, 2011	$7.88	.11	2.61	2.72	(.08)	—	—	(.08)	—	— [f,g]	$10.52	34.63	$5,337	1.87	1.08	52
June 30, 2010	7.68	.12	.07	.19	—	—	—	—	—	.01 [h]	7.88	2.60	4,648	1.97	1.32	87
June 30, 2009	12.47	.13	(4.91)	(4.78)	(.04)	—	— [b]	(.04)	—	.03 [i,j]	7.68	(38.06)	5,525	1.84	1.59	92
June 30, 2008	17.25	.17	(2.47)	(2.30)	(.26)	(2.22)	—	(2.48)	—	—	12.47	(14.62)	16,115	1.80	1.17	65
June 30, 2007	14.72	.13	3.88	4.01	(.35)	(1.13)	—	(1.48)	—	—	17.25	28.47	22,173	1.84	.83	105

Class R
June 30, 2011	$7.78	.13	2.59	2.72	(.12)	—	—	(.12)	—	— [f,g]	$10.38	35.00	$2,560	1.62	1.38	52
June 30, 2010	7.58	.14	.06	.20	(.01)	—	—	(.01)	—	.01 [h]	7.78	2.80	1,928	1.72	1.58	87
June 30, 2009	12.40	.17	(4.91)	(4.74)	(.11)	—	— [b]	(.11)	—	.03 [i,j]	7.58	(37.90)	2,057	1.59	2.14	92
June 30, 2008	17.21	.26	(2.52)	(2.26)	(.33)	(2.22)	—	(2.55)	—	—	12.40	(14.43)	2,835	1.55	1.81	65
June 30, 2007	14.72	.23	3.82	4.05	(.43)	(1.13)	—	(1.56)	—	—	17.21	28.78	1,440	1.59	1.46	105

Class Y
June 30, 2011	$7.91	.19	2.62	2.81	(.16)	—	—	(.16)	—	— [f,g]	$10.56	35.66	$5,455	1.12	1.90	52
June 30, 2010	7.69	.16	.10	.26	(.05)	—	—	(.05)	—	.01 [h]	7.91	3.45	4,168	1.22	1.79	87
June 30, 2009	12.61	.22	(5.01)	(4.79)	(.16)	—	— [b]	(.16)	—	.03 [i,j]	7.69	(37.62)	31,021	1.09	2.70	92
June 30, 2008	17.44	.31	(2.53)	(2.22)	(.39)	(2.22)	—	(2.61)	—	—	12.61	(14.02)	42,488	1.05	2.11	65
June 30, 2007	14.86	.23	3.95	4.18	(.47)	(1.13)	—	(1.60)	—	—	17.44	29.44	19,229	1.09	1.46	105

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. For the period ended June 30, 2011, the amount reflects the waiver, by Putnam Management, of certain proxy related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

June 30, 2011	0.03%

June 30, 2010	0.06

June 30, 2009	0.17

June 30, 2008	<0.01

June 30, 2007	0.01

e Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

f Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

g Reflects non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

h Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

i Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.01 per share outstanding as of May 21, 2009.

j Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to $0.02 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/11

Note 1: Significant accounting policies

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests primarily in common stocks of mid- and large-cap foreign companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC., believes to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from July 1, 2010 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $304,200,000 on forward currency contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $19,998 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $161,304 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $163,880.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,737,438 and the fund received cash collateral of $2,847,051.

H) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2011, the fund had a capital loss carryover of $305,556,477 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$126,940,889	June 30, 2017

178,615,588	June 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences of losses on wash sales transactions, foreign currency gains and losses, nontaxable dividends, unrealized gains and losses on passive foreign investment companies, and foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $6,578,532 to increase undistributed net investment income and $29,498 to decrease paid-in-capital, with an increase to accumulated net realized losses of $6,549,034.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$40,973,121
Unrealized depreciation	(10,422,542)

Net unrealized appreciation	30,550,579
Undistributed ordinary income	10,726,357
Capital loss carryforward	(305,556,477)
Cost for federal income tax purposes	$252,438,210

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion,
0.615%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. LargeMidCap Value Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.70% of the fund’s average net assets before a decrease of $106,908 (0.04% of the fund’s average net assets) based on performance.

Effective July 1, 2011, the funds performance index has changed to the MSCI EAFE Value Index (Net Dividends).

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.712% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also agreed to reimburse the fund for certain proxy related costs. This amounted to $93,583 for the reporting period.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $741 under the expense offset arrangements and by $37,451 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $161, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,799 and $435 from the sale of class A and class M shares, respectively, and received $16,201 and $125 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $33 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $146,602,273 and $204,221,664, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/11		Year ended 6/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	1,312,367	$12,838,392	2,207,210	$19,930,530

Shares issued in connection with
reinvestment of distributions	315,680	3,093,667	99,365	916,136

	1,628,047	15,932,059	2,306,575	20,846,666

Shares repurchased	(6,867,034)	(66,922,455)	(9,560,235)	(85,757,361)

Net decrease	(5,238,987)	$(50,990,396)	(7,253,660)	$(64,910,695)

	Year ended 6/30/11		Year ended 6/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	81,668	$791,266	152,756	$1,365,473

Shares issued in connection with
reinvestment of distributions	7,534	73,229	—	—

	89,202	864,495	152,756	1,365,473

Shares repurchased	(918,153)	(8,792,620)	(1,547,766)	(13,703,076)

Net decrease	(828,951)	$(7,928,125)	(1,395,010)	$(12,337,603)

	Year ended 6/30/11		Year ended 6/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	59,971	$579,546	85,748	$778,583

Shares issued in connection with
reinvestment of distributions	5,336	52,031	—	—

	65,307	631,577	85,748	778,583

Shares repurchased	(306,794)	(2,939,243)	(479,226)	(4,234,031)

Net decrease	(241,487)	$(2,307,666)	(393,478)	$(3,455,448)

	Year ended 6/30/11		Year ended 6/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	36,051	$359,183	26,719	$240,668

Shares issued in connection with
reinvestment of distributions	4,324	42,461	—	—

	40,375	401,644	26,719	240,668

Shares repurchased	(123,117)	(1,188,925)	(156,254)	(1,399,359)

Net decrease	(82,742)	$(787,281)	(129,535)	$(1,158,691)

	Year ended 6/30/11		Year ended 6/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	75,009	$722,954	97,944	$866,947

Shares issued in connection with
reinvestment of distributions	2,975	28,801	373	3,398

	77,984	751,755	98,317	870,345

Shares repurchased	(79,265)	(780,979)	(121,968)	(1,089,426)

Net decrease	(1,281)	$(29,224)	(23,651)	$(219,081)

	Year ended 6/30/11		Year ended 6/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	107,623	$1,078,073	385,608	$3,253,109

Shares issued in connection with
reinvestment of distributions	7,406	72,723	3,055	28,227

	115,029	1,150,796	388,663	3,281,336

Shares repurchased	(125,645)	(1,229,524)	(3,894,390)	(35,729,284)

Net decrease	(10,616)	$(78,728)	(3,505,727)	$(32,447,948)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$4,052,759	Payables	$3,781,787

Total		$4,052,759		$3,781,787

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$6,809,086	$6,809,086

Total	$6,809,086	$6,809,086

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$65,141	$65,141

Total	$65,141	$65,141

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,478 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $82,690,896 and $78,045,995, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $9,571 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $8,860,615 or $0.33 per share (for all classes of shares). Taxes paid to foreign countries were $796,827 $0.03 per share (for all classes of shares).

For its tax year ended June 30, 2011, the fund hereby designates 54.75%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended June 30, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $365 of distributions paid as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

Shareholder meeting results (Unaudited)

June 24, 2011 meeting

A proposal to approve a new management contract providing for a change in your fund’s performance index was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

13,953,842	653,927	589,200	—

A proposal to approve an amendment to your fund’s fundamental investment restriction relating to the acquisition of voting securities of any issuer was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

13,832,543	712,060	652,365	—

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from	Director of the Adirondack Land Trust and Trustee of the
2005 to 2011, and	Nature Conservancy’s Adirondack Chapter.
Chair since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
Putnam RetirementReady 2055 Fund
Global Sector	Putnam RetirementReady 2050 Fund
Global Consumer Fund	Putnam RetirementReady 2045 Fund
Global Energy Fund	Putnam RetirementReady 2040 Fund
Global Financials Fund	Putnam RetirementReady 2035 Fund
Global Health Care Fund	Putnam RetirementReady 2030 Fund
Global Industrials Fund	Putnam RetirementReady 2025 Fund
Global Natural Resources Fund	Putnam RetirementReady 2020 Fund
Global Sector Fund	Putnam RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Putnam Retirement Income Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Putnam Retirement Income Lifestyle 2
Putnam Retirement Income Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter,Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and BSA
London, England SW1A 1LD	Robert E. Patterson	Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive Officer,	Assistant Treasurer
Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank and		Vice President, Senior Associate
Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and
PricewaterhouseCoopers LLP	Principal Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN024
268758 8/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2011	$64,375	$--	$8,295	$ —
June 30, 2010	$62,375	$--	$8,131	$458*

*	Includes fees $458 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended June 30, 2010, These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2011and June 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $236,516 and $382,748 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2011	$ —	$191,000	$ —	$ —
June 30, 2011	$ —	$218,107	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: During the period, State Street Bank and Trust Company, which provides certain administrative, pricing and bookkeeping services for the Putnam funds pursuant to an agreement with Putnam Investment Management, LLC, began utilizing different accounting systems and systems support in providing services for the fund.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2011

Date of reporting period:	July 1, 2010 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Annual report
6 | 30 | 11

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Small Cap Growth
Fund

Annual report
6 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	20

Financial statements	21

Federal tax information	44

About the Trustees	45

Officers	47

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking companies with new ideas — and big futures

The manager of Putnam Small Cap Growth Fund looks for small companies that she believes have the potential to grow and prosper. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than do their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and their business prospects. In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering opportunities.

The fund’s manager works closely with Putnam’s analysts to seek stocks across a wide range of industries. With intensive research into a company’s financial health and future prospects, as well as industry trends, she has resources to help identify small-cap stocks with attractive growth potential.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those believed to offer growth potential.

Quality The manager evaluates high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

Pam Gao

What was the environment like for small-cap growth stocks during the 12 months ended June 30, 2011?

It was a strong period for small-cap growth equities, as they outperformed stocks in all other broad style and market-capitalization categories. The first two months of the period were volatile, primarily due to concern about the strength of the U.S. economic recovery. However, beginning in September, small-cap growth stocks began a sustained rally that lasted until the end of April. At that point, risk-aversion returned to the market as investors once again questioned the pace of the recovery.

U.S. corporate strength was a major bright spot for the domestic economy, as corporate profits continued to reach all-time highs. Corporate profit strength has translated into greater levels of business investment, with growing capital expenditures providing a significant catalyst to economic growth.

Sectors that have historically performed well during the expansionary phase of an economic cycle — such as energy, technology, industrials, and materials — were among the top-performing groups for the period. Energy significantly outperformed the broad market and all other sectors, with rising crude-oil prices providing support for stocks in the category.

Stocks that performed well in 2010 tended to share similar lower-quality characteristics, such as higher debt levels or lower returns on equity, but 2011 has seen higher-quality companies returning to investor favor. This shift in sentiment helped the fund because in our stock-selection process, we favor companies with solid balance sheets, higher net margins and returns on equity, and strong cash-generation ability.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

What factors helped the fund outperform its benchmark?

From a sector perspective, solid stock selection in materials, health care, industrials, and financials, along with favorable overall positioning in energy, fueled the fund’s outperformance. The top individual contributor was an overweighting in Rosetta Resources, an oil and gas exploration and development company. Rosetta’s stock advanced as the company posted solid earnings, and investors expressed excitement about the potential for two shale oil fields in which the firm has a strong presence.

W.R. Grace, a producer of specialty chemicals and materials, was another leading contributor. Grace’s share price rose as the company reported strong profits throughout the period. Grace attributed its profit growth to lower expenses and greater demand from emerging markets.

Within industrials, Polypore International added significant value. The company makes specialized membranes used in separation and filtration processes, and is a leading supplier to the lithium battery market. Polypore’s stock moved higher as the company continued to gain market share amid the increasing popularity of lithium batteries.

An out-of-benchmark investment in Polycom, a provider of videoconferencing solutions, also boosted performance. The company’s revenues grew steadily during the period, as corporations increasingly turned to videoconferencing to reduce travel expenses and improve employee efficiency.

Domino’s Pizza, which is the second-largest pizza-delivery company in the world, also aided relative results, thanks to generally strong domestic sales, growing international revenues, and robust free cash flow generation.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6

Additional contributors included EchoStar, which develops digital set-top boxes for satellite TV service providers, and Stone Energy, an independent oil and gas company.

Which sectors and holdings detracted from relative performance?

Stock picks in technology and telecommunication services were the main detractors. The biggest individual detractor was an overweight position in Iridium Communications, a provider of satellite voice and data communications services to businesses. Iridium’s shares were quite volatile during the period, due primarily to weaker demand in its commercial segment. Despite this disappointment, we continue to have confidence in the company, believing that its services are indispensable for industries such as shipping and aerospace.

In technology, Rubicon Technology, which makes sapphire substrates for the light-emitting diode [LED] market, saw its shares decline as investors expressed concern in three areas: new sapphire capacity entering the market, Rubicon’s ability to continue generating strong profit margins amid pricing pressure, and difficulty assessing earnings and cash flow for companies operating in the LED industry.

The stock of Lincoln Educational Services, which provides career-oriented post-secondary education, struggled along with those of most other companies in the for-profit education segment. The industry was weighed down by uncertainty regarding forthcoming regulations from the

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/11. Short-term holdings are excluded. Holdings will vary over time.

7

U.S. Department of Education. However, Lincoln’s stock rallied near the end of the period as the regulations that were finalized in June 2011 were less severe than those originally proposed.

Lastly, teen retailer Aeropostale also detracted due to declining sales trends, heavy promotional activities, and higher input costs, particularly for cotton.

What is your outlook for the coming months, and how have you positioned the fund?

Recently, the dominant macro developments for U.S. equity markets have been the slowdown in economic activity and Standard & Poor’s downgrade of U.S. debt. These events led to equity-market weakness and bond-market strength.

Despite continuing weakness in the labor market and dips in global purchasing-manager data during April and May, worldwide demand remained relatively firm. In our view, industrial production likely will be met with solid demand during the second half of 2011, which may boost economic growth.

Against this backdrop, we will continue to follow our investment process of targeting smaller companies that, in our view, have sound business models and steadily growing cash flows. Moreover, we will seek companies with valuations that we consider to be attractive relative to their long-term growth potential.

Thanks for your time and for bringing us up to date, Pam.

The views expressed in this report are exclusively those of Putnam Management, and are subject to change. They are not meant as investment advice.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Chart data reflect a new calculation methodology placed in effect within the past six months. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton, M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute, and a B.S. from Beijing Jiaotong University in Beijing, China. She has been in the investment industry since she originally joined Putnam in 2000.

IN THE NEWS

U.S. consumer spending advanced steadily for the first half of the year, despite a slowdown in economic growth and persistently high unemployment. The Commerce Department reported that consumer spending posted 10 consecutive months of gains through April. Under pressure from higher food and gas prices, consumer spending was essentially flat in May. Still, the outlook for spending in the second half of 2011 is one of marked improvement. In June, gas prices began to decline after the International Energy Agency released some 60 million barrels of oil reserves. In addition, the prices of other core commodities, such as corn, wheat, and soybeans, fell in June for the second straight month because of improved production estimates. Declining gas and food prices could jump-start consumer spending and set the stage for stronger economic growth, should these trends continue.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.84%	10.35%	10.02%	10.02%	10.01%	10.01%	10.30%	10.01%	10.57%	11.00%

10 years	34.47	26.72	24.83	24.83	24.77	24.77	28.09	23.60	31.27	37.10
Annual average	3.01	2.40	2.24	2.24	2.24	2.24	2.51	2.14	2.76	3.21

5 years	8.19	1.96	4.22	2.53	4.22	4.22	5.59	1.90	6.90	9.61
Annual average	1.59	0.39	0.83	0.50	0.83	0.83	1.09	0.38	1.34	1.85

3 years	16.19	9.50	13.58	10.58	13.59	13.59	14.52	10.51	15.34	17.05
Annual average	5.13	3.07	4.34	3.41	4.34	4.34	4.62	3.39	4.87	5.39

1 year	45.62	37.21	44.54	39.54	44.58	43.58	44.95	39.91	45.25	45.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after CDSC reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 6/30/11

		Lipper Small-Cap Growth Funds
	Russell 2000 Growth Index	category average*

Annual average (life of fund)	4.41%	6.45%

10 years	57.30	62.67
Annual average	4.63	4.78

5 years	32.52	30.16
Annual average	5.79	5.28

3 years	27.21	27.03
Annual average	8.35	8.16

1 year	43.50	43.77

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/11, there were 505, 451, 393, 246, and 140 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,483 and $12,477, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,360 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,127 and $13,710, respectively.

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Fund price and distribution information For the 12-month period ended 6/30/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/10	$13.70	$14.54	$12.73	$12.72	$13.06	$13.53	$13.46	$13.97

6/30/11	19.95	21.17	18.40	18.39	18.93	19.62	19.55	20.39

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/10*	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Annualized expense ratio for the six-month period
ended 6/30/11†‡	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes an increase of 0.01% in annualized performance fees for the six months ended 6/30/11.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from January 1, 2011, to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.78	$10.67	$10.67	$9.38	$8.08	$5.48

Ending value (after expenses)	$1,102.80	$1,099.20	$1,099.20	$1,100.60	$1,102.00	$1,104.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2011, use the following calculation method. To find the value of your investment on January 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.51	$10.24	$10.24	$9.00	$7.75	$5.26

Ending value (after expenses)	$1,018.35	$1,014.63	$1,014.63	$1,015.87	$1,017.11	$1,019.59

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the fifth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees

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generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management

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fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management

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generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 499, 443 and 386 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three- and five-year periods ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over these periods was due in significant part to the fund’s particularly weak performance in 2006, 2007, and 2009. They noted Putnam Management’s view that performance in 2006 and 2007 was hurt by poor stock selection and that performance in 2009 suffered as a result of the fund’s defensive positioning going into the market rally that began in March 2009 as well as by poor stock selection in the industrials and heath care sectors. They considered steps that Putnam Management had taken to support improved performance, noting in particular portfolio manager changes in November 2008 and May 2010. The Trustees noted that the new portfolio manager had not yet managed the fund for a sufficiently long period of time to allow for definitive conclusions about the new portfolio manager’s performance, but that there had been a recent modest improvement in the fund’s relative performance. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that

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vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2011, Putnam employees had approximately $371,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund (the “fund”) at June 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2011 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 2011

22

The fund’s portfolio 6/30/11

COMMON STOCKS (95.7%)*	Shares	Value

Aerospace and defense (1.1%)
AeroVironment, Inc. †	19,900	$703,465

American Science & Engineering, Inc.	4,136	330,880

GeoEye, Inc. †	3,413	127,646

LMI Aerospace, Inc. †	19,700	481,271

		1,643,262
Air freight and logistics (0.3%)
HUB Group, Inc. Class A †	12,344	464,875

		464,875
Airlines (1.1%)
Alaska Air Group, Inc. †	12,317	843,222

US Airways Group, Inc. † S	79,915	712,043

		1,555,265
Biotechnology (4.5%)
Acorda Therapeutics, Inc. †	10,800	348,948

Alexion Pharmaceuticals, Inc. †	6,060	285,002

Amylin Pharmaceuticals, Inc. †	19,918	266,104

AVEO Pharmaceuticals, Inc. †	21,500	443,115

BioMarin Pharmaceuticals, Inc. †	17,234	468,937

Cubist Pharmaceuticals, Inc. †	25,937	933,473

Dendreon Corp. †	18,576	732,637

Human Genome Sciences, Inc. † S	20,348	499,340

Ironwood Pharmaceuticals, Inc. †	14,943	234,904

Momenta Pharmaceuticals, Inc. † S	18,886	367,522

Nabi Biopharmaceuticals †	91,539	492,480

Neurocrine Biosciences, Inc. †	19,821	159,559

Sciclone Pharmaceuticals, Inc. †	118,554	716,066

United Therapeutics Corp. †	8,669	477,662

YM Biosciences, Inc. (Canada) †	41,318	116,104

		6,541,853
Capital markets (0.3%)
Calamos Asset Management, Inc. Class A	30,800	447,216

		447,216
Chemicals (5.4%)
Koppers Holdings, Inc.	18,353	696,129

Kronos Worldwide, Inc. S	27,400	861,730

LSB Industries, Inc. †	25,181	1,080,769

Minerals Technologies, Inc.	11,042	731,974

NewMarket Corp.	4,644	792,777

OM Group, Inc. †	31,270	1,270,813

PolyOne Corp.	31,200	482,664

Quaker Chemical Corp.	7,406	318,532

TPC Group, Inc. †	13,932	546,413

W.R. Grace & Co. † S	25,539	1,165,345

		7,947,146
Commercial services and supplies (0.7%)
Intersections, Inc.	19,200	349,440

UniFirst Corp.	11,352	637,869

		987,309

23

COMMON STOCKS (95.7%)* cont.	Shares	Value

Communications equipment (6.9%)
ADTRAN, Inc.	31,200	$1,207,752

Aruba Networks, Inc. † S	18,464	545,611

Brocade Communications Systems, Inc. †	80,400	519,384

DG FastChannel, Inc. †	23,700	759,585

EchoStar Corp. Class A †	80,498	2,932,537

F5 Networks, Inc. † S	9,200	1,014,300

Ixia †	48,815	624,832

Loral Space & Communications, Inc. †	8,359	580,700

Plantronics, Inc.	12,797	467,474

Polycom, Inc. † S	22,503	1,446,943

		10,099,118
Computers and peripherals (0.2%)
STEC, Inc. † S	20,950	356,360

		356,360
Construction and engineering (1.2%)
Great Lakes Dredge & Dock Corp.	95,669	533,833

Layne Christensen Co. †	18,163	551,065

MasTec, Inc. †	30,400	599,488

		1,684,386
Consumer finance (0.8%)
Dollar Financial Corp. †	55,110	1,193,132

EZCORP, Inc. Class A †	16	569

		1,193,701
Containers and packaging (0.5%)
Boise, Inc.	91,954	716,322

		716,322
Diversified consumer services (1.4%)
Career Education Corp. † S	26,316	556,583

Lincoln Educational Services Corp.	21,259	364,592

Sotheby’s Holdings, Inc. Class A	15,120	657,720

Steiner Leisure, Ltd. (Bahamas) †	9,500	433,960

		2,012,855
Diversified financial services (0.4%)
Encore Capital Group, Inc. †	17,800	546,816

		546,816
Diversified telecommunication services (0.7%)
Iridium Communications, Inc. † S	112,013	968,912

		968,912
Electrical equipment (2.6%)
Franklin Electric Co., Inc.	18,163	852,753

Generac Holdings, Inc. †	21,107	409,476

II-VI, Inc. †	15,892	406,835

Polypore International, Inc. †	23,220	1,575,245

Powell Industries, Inc. †	16,306	595,169

		3,839,478
Electronic equipment, instruments, and components (3.2%)
Anixter International, Inc.	14,138	923,777

Coherent, Inc. †	9,208	508,926

DDi Corp.	32,096	306,196

Newport Corp. †	18,700	339,779

24

COMMON STOCKS (95.7%)* cont.	Shares	Value

Electronic equipment, instruments, and components cont.
Power-One, Inc. † S	39,000	$315,900

Tech Data Corp. † S	31,949	1,561,987

TTM Technologies, Inc. †	48,608	778,700

		4,735,265
Energy equipment and services (1.6%)
Atwood Oceanics, Inc. †	17,131	755,991

Helix Energy Solutions Group, Inc. †	45,822	758,812

TETRA Technologies, Inc. †	66,359	844,750

		2,359,553
Food and staples retail (0.7%)
Andersons, Inc. (The)	22,818	964,061

		964,061
Food products (0.3%)
Omega Protein Corp. †	32,100	442,980

		442,980
Health-care equipment and supplies (3.4%)
Conmed Corp. †	23,000	655,040

Cooper Companies, Inc. (The)	12,989	1,029,248

Immucor, Inc. †	28,100	573,802

OraSure Technologies, Inc. †	92,190	786,381

Sirona Dental Systems, Inc. †	10,217	542,523

STAAR Surgical Co. †	53,031	281,064

Steris Corp.	8,076	282,498

Synergetics USA, Inc. †	76,000	418,760

Thoratec Corp. †	13,300	436,506

		5,005,822
Health-care providers and services (3.9%)
Air Methods Corp. †	7,100	530,654

Health Management Associates, Inc. Class A †	57,942	624,615

HealthSpring, Inc. †	15,400	710,094

Lincare Holdings, Inc. S	21,672	634,339

Magellan Health Services, Inc. †	18,576	1,016,850

Metropolitan Health Networks, Inc. †	44,914	215,138

Providence Service Corp. (The) †	25,284	319,843

Select Medical Holdings Corp. †	81,633	724,085

WellCare Health Plans, Inc. †	18,473	949,697

		5,725,315
Hotels, restaurants, and leisure (3.2%)
AFC Enterprises †	76,195	1,253,408

Biglari Holdings, Inc. †	1,581	618,250

CEC Entertainment, Inc.	15,996	641,600

DineEquity, Inc. † S	16,849	880,697

Domino’s Pizza, Inc. †	29,455	743,444

Ruth’s Hospitality Group, Inc. †	28,793	161,529

Town Sports International Holdings, Inc. †	44,000	334,840

		4,633,768
Industrial conglomerates (0.1%)
Standex International Corp.	4,441	136,205

		136,205

25

COMMON STOCKS (95.7%)* cont.	Shares	Value

Internet and catalog retail (0.5%)
HSN, Inc. †	13,534	$445,539

Shutterfly, Inc. †	4,700	269,874

		715,413
Internet software and services (0.4%)
ValueClick, Inc. †	15,790	262,114

Web.com Group, Inc. †	24,900	306,768

		568,882
IT Services (2.4%)
CACI International, Inc. Class A †	4,500	283,860

Cardtronics, Inc. †	39,630	929,324

NeuStar, Inc. Class A †	19,402	508,332

TNS, Inc. †	45,900	761,940

Unisys Corp. †	11,472	294,830

VeriFone Systems, Inc. †	16,800	745,080

		3,523,366
Life sciences tools and services (1.3%)
Bruker Corp. †	24,392	496,621

Complete Genomics, Inc. † S	24,500	374,360

Sequenom, Inc. † S	77,834	587,647

WuXi PharmaTech (Cayman), Inc. ADR (China) †	28,690	503,796

		1,962,424
Machinery (4.2%)
Albany International Corp. Class A	28,500	752,115

Chart Industries, Inc. †	15,000	809,700

Douglas Dynamics, Inc.	29,500	465,805

John Bean Technologies Corp.	36,740	709,817

Kadant, Inc. †	14,900	469,499

Lindsay Corp.	4,437	305,266

NACCO Industries, Inc. Class A	3,405	329,672

TriMas Corp. †	29,206	722,849

Valmont Industries, Inc.	9,597	925,055

Wabtec Corp.	10,802	709,907

		6,199,685
Marine (0.5%)
Alexander & Baldwin, Inc.	14,800	712,768

		712,768
Media (1.1%)
Knology, Inc. †	57,855	859,147

Sinclair Broadcast Group, Inc. Class A	65,700	721,386

		1,580,533
Metals and mining (1.2%)
Hecla Mining Co. †	57,100	439,099

Noranda Aluminum Holding Corp. †	23,427	354,685

Rare Element Resources, Ltd. (Canada) † S	37,700	418,093

Stillwater Mining Co. †	23,336	513,625

		1,725,502
Multiline retail (0.2%)
Gordmans Stores, Inc. † S	19,400	337,366

		337,366

26

COMMON STOCKS (95.7%)* cont.	Shares	Value

Oil, gas, and consumable fuels (3.6%)
CVR Energy, Inc. †	12,100	$297,902

Petroquest Energy, Inc. † S	30,695	215,479

Rosetta Resources, Inc. †	40,146	2,069,125

Stone Energy Corp. †	41,074	1,248,239

W&T Offshore, Inc. S	42,941	1,121,619

Western Refining, Inc. † S	17,900	323,453

		5,275,817
Paper and forest products (0.6%)
KapStone Paper and Packaging Corp. †	34,779	576,288

Neenah Paper, Inc.	14,758	314,050

		890,338
Personal products (2.2%)
Elizabeth Arden, Inc. †	25,400	737,362

Medifast, Inc. † S	22,900	543,417

Nu Skin Enterprises, Inc. Class A	24,367	914,981

Revlon, Inc. Class A †	31,064	521,875

USANA Health Sciences, Inc. † S	17,100	534,888

		3,252,523
Pharmaceuticals (8.7%)
Akorn, Inc. † S	32,676	228,732

Alexza Pharmaceuticals, Inc. †	165,994	302,109

Auxilium Pharmaceuticals, Inc. †	20,331	398,488

Elan Corp. PLC ADR (Ireland) †	105,300	1,197,261

Endo Pharmaceuticals Holdings, Inc. †	42,781	1,718,513

Hi-Tech Pharmacal Co., Inc. †	32,726	946,763

Impax Laboratories, Inc. †	26,209	571,094

ISTA Pharmaceuticals, Inc. †	73,783	564,071

Jazz Pharmaceuticals, Inc. † S	31,726	1,058,062

Medicines Co. (The) †	24,700	407,797

Medicis Pharmaceutical Corp. Class A	22,704	866,612

Obagi Medical Products, Inc. †	1,291	12,174

Par Pharmaceutical Cos., Inc. †	13,261	437,348

Questcor Pharmaceuticals, Inc. † S	30,400	732,640

Salix Pharmaceuticals, Ltd. †	16,320	650,026

Somaxon Pharmaceuticals, Inc. † S	121,800	259,434

Viropharma, Inc. †	11,884	219,854

Warner Chilcott PLC Class A (Ireland)	48,815	1,177,906

Watson Pharmaceuticals, Inc. †	13,519	929,161

		12,678,045
Professional services (0.3%)
On Assignment, Inc. †	38,430	377,767

		377,767
Real estate investment trusts (REITs) (0.6%)
Extra Space Storage, Inc. R	20,500	437,265

U-Store-It Trust R	40,800	429,216

		866,481

27

COMMON STOCKS (95.7%)* cont.	Shares	Value

Road and rail (1.1%)
Avis Budget Group, Inc. †	21,400	$365,726

Genesee & Wyoming, Inc. Class A †	15,300	897,192

Quality Distribution, Inc. †	26,936	350,707

		1,613,625
Semiconductors and semiconductor equipment (5.0%)
Cavium, Inc. †	13,588	592,301

Cirrus Logic, Inc. † S	34,573	549,711

Entegris, Inc. †	117,651	1,190,628

GT Solar International, Inc. † S	86,387	1,399,469

Integrated Device Technology, Inc. †	90,612	712,210

LTX-Credence Corp. †	93,621	836,972

Nova Measuring Instruments, Ltd. (Israel) †	70,900	717,508

Omnivision Technologies, Inc. †	13,700	476,897

Rubicon Technology, Inc. † S	17,338	292,319

Veeco Instruments, Inc. † S	10,733	519,585

		7,287,600
Software (5.2%)
Actuate Corp. †	50,363	294,624

Allot Communications, Ltd. (Israel) †	17,338	317,112

BroadSoft, Inc. †	11,300	430,869

Fortinet, Inc. †	26,500	723,185

Informatica Corp. †	17,426	1,018,201

Magma Design Automation, Inc. † S	120,644	963,946

Monotype Imaging Holdings, Inc. †	47,225	667,289

NICE Systems, Ltd. ADR (Israel) †	16,069	584,269

Progress Software Corp. †	9,077	219,028

Synchronoss Technologies, Inc. †	38,598	1,224,715

TIBCO Software, Inc. †	16,082	466,700

Websense, Inc. †	24,500	636,265

		7,546,203
Specialty retail (7.0%)
Aeropostale, Inc. †	10,161	177,818

ANN, Inc. †	31,986	834,835

DSW, Inc. Class A †	23,736	1,201,279

Express, Inc.	21,200	462,160

Finish Line, Inc. (The) Class A	31,375	671,425

Genesco, Inc. †	12,694	661,357

GNC Holdings, Inc. Class A †	42,400	924,744

Jos. A. Bank Clothiers, Inc. † S	12,384	619,324

Men’s Wearhouse, Inc. (The)	11,100	374,070

Rent-A-Center, Inc.	16,900	516,464

Sally Beauty Holdings, Inc. †	54,200	926,820

Select Comfort Corp. †	24,788	445,688

Signet Jewelers, Ltd. (Bermuda) †	16,110	754,109

Sonic Automotive, Inc. Class A S	66,669	976,701

Tractor Supply Co. S	7,430	496,918

Zale Corp. † S	50,435	282,436

		10,326,148

28

COMMON STOCKS (95.7%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (1.3%)
Iconix Brand Group, Inc. †	28,793	$696,791

Perry Ellis International, Inc. †	21,784	550,046

Warnaco Group, Inc. (The) †	11,145	582,326

		1,829,163
Trading companies and distributors (3.3%)
Applied Industrial Technologies, Inc. S	21,569	768,072

CAI International, Inc. †	51,065	1,055,003

DXP Enterprises, Inc. †	37,566	952,298

Fly Leasing, Ltd. ADR (Ireland)	66,153	875,204

TAL International Group, Inc.	33,605	1,160,381

		4,810,958
Wireless telecommunication services (0.5%)
NTELOS Holdings Corp.	36,500	745,330

		745,330

Total common stocks (cost $111,258,048)		$139,833,780

INVESTMENT COMPANIES (1.2%)*	Shares	Value

iShares Russell 2000 Growth Index Fund S	15,600	$1,479,660

NGP Capital Resources Co.	39,640	325,048

Total investment companies (cost $1,725,563)		$1,804,708

SHORT-TERM INVESTMENTS (15.6%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	18,304,097	$18,304,097

Putnam Money Market Liquidity Fund 0.04% [e]	4,469,502	4,469,502

Total short-term investments (cost $22,773,599)		$22,773,599

TOTAL INVESTMENTS

Total investments (cost $135,757,210)		$164,412,087

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2010 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $146,119,195.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

29

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$21,435,246	$—	$—

Consumer staples	4,659,564	—	—

Energy	7,635,370	—	—

Financials	3,054,214	—	—

Health care	31,913,459	—	—

Industrials	24,025,583	—	—

Information technology	34,116,794	—	—

Materials	11,279,308	—	—

Telecommunication services	1,714,242	—	—

Total common stocks	139,833,780	—	—

Investment companies	1,804,708	—	—

Short-term investments	4,469,502	18,304,097	—

Totals by level	$146,107,990	$18,304,097	$—

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 6/30/11

ASSETS

Investment in securities, at value, including $18,119,245 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $112,983,611)	$141,638,488
Affiliated issuers (identified cost $22,773,599) (Notes 1 and 5)	22,773,599

Cash	600,575

Dividends, interest and other receivables	112,371

Receivable for shares of the fund sold	182,154

Receivable for investments sold	5,802,442

Total assets	171,109,629

LIABILITIES

Payable for investments purchased	5,867,723

Payable for shares of the fund repurchased	474,569

Payable for compensation of Manager (Note 2)	75,000

Payable for investor servicing fees (Note 2)	17,805

Payable for custodian fees (Note 2)	8,622

Payable for Trustee compensation and expenses (Note 2)	58,468

Payable for administrative services (Note 2)	785

Payable for distribution fees (Note 2)	92,318

Collateral on securities loaned, at value (Note 1)	18,304,097

Other accrued expenses	91,047

Total liabilities	24,990,434

Net assets	$146,119,195

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$209,607,785

Accumulated net realized loss on investments (Note 1)	(92,143,467)

Net unrealized appreciation of investments	28,654,877

Total — Representing net assets applicable to capital shares outstanding	$146,119,195

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($115,409,718 divided by 5,784,202 shares)	$19.95

Offering price per class A share (100/94.25 of $19.95)*	$21.17

Net asset value and offering price per class B share ($4,140,291 divided by 224,977 shares)**	$18.40

Net asset value and offering price per class C share ($6,642,421 divided by 361,171 shares)**	$18.39

Net asset value and redemption price per class M share ($1,255,603 divided by 66,342 shares)	$18.93

Offering price per class M share (100/96.50 of $18.93)*	$19.62

Net asset value, offering price and redemption price per class R share
($9,018,329 divided by 461,250 shares)	$19.55

Net asset value, offering price and redemption price per class Y share
($9,652,833 divided by 473,424 shares)	$20.39

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Year ended 6/30/11

INVESTMENT INCOME

Dividends (net of foreign tax of $368)	$914,076

Interest (including interest income of $3,955 from investments in affiliated issuers) (Note 5)	4,306

Securities lending (including interest income of $147,578 from investments in affiliated
issuers) (Note 1)	148,929

Total investment income	1,067,311

EXPENSES

Compensation of Manager (Note 2)	851,573

Investor servicing fees (Note 2)	420,896

Custodian fees (Note 2)	15,473

Trustee compensation and expenses (Note 2)	10,811

Administrative services (Note 2)	4,245

Distribution fees — Class A (Note 2)	264,722

Distribution fees — Class B (Note 2)	43,054

Distribution fees — Class C (Note 2)	62,120

Distribution fees — Class M (Note 2)	9,076

Distribution fees — Class R (Note 2)	37,078

Other	121,325

Total expenses	1,840,373

Expense reduction (Note 2)	(26,792)

Net expenses	1,813,581

Net investment loss	(746,270)

Net realized gain on investments (Notes 1 and 3)	29,598,169

Net unrealized appreciation of investments during the year	19,360,476

Net gain on investments	48,958,645

Net increase in net assets resulting from operations	$48,212,375

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/11	Year ended 6/30/10

Operations:
Net investment loss	$(746,270)	$(981,120)

Net realized gain on investments	29,598,169	25,937,336

Net unrealized appreciation of investments	19,360,476	869,596

Net increase in net assets resulting from operations	48,212,375	25,825,812

Increase in capital from settlement payments (Note 6)	685	—

Redemption fees (Note 1)	16,685	9,662

Decrease from capital share transactions (Note 4)	(15,396,323)	(45,277,767)

Total increase (decrease) in net assets	32,833,422	(19,442,293)

NET ASSETS

Beginning of year	113,285,773	132,728,066

End of year	$146,119,195	$113,285,773

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net realized gain	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	on investments	return of capital	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
June 30, 2011	$13.70	(.09)	6.34	6.25	—	—	—	—	— [b,e]	$19.95	45.62	$115,410	1.32	(.50)	108
June 30, 2010	11.44	(.09)	2.35	2.26	—	—	—	—	—	13.70	19.76	90,417	1.39[f]	(.67)[f]	114
June 30, 2009	17.17	(.10)	(5.63)	(5.73)	—	—	—	—	—	11.44	(33.37)	106,055	1.47[f]	(.79)[f]	133
June 30, 2008	24.46	(.17)	(4.08)	(4.25)	(3.01)	(.03)	(3.04)	—	—	17.17	(18.98)	270,720	1.52[f]	(.84)[f]	138
June 30, 2007	22.58	(.21)	3.45	3.24	(1.36)	—	(1.36)	—	—	24.46	14.93	393,876	1.54[f]	(.94)[f]	103

Class B
June 30, 2011	$12.73	(.20)	5.87	5.67	—	—	—	—	— [b,e]	$18.40	44.54	$4,140	2.07	(1.25)	108
June 30, 2010	10.71	(.17)	2.19	2.02	—	—	—	—	—	12.73	18.86	4,020	2.14[f]	(1.38)[f]	114
June 30, 2009	16.20	(.18)	(5.31)	(5.49)	—	—	—	—	—	10.71	(33.89)	7,724	2.22[f]	(1.55)[f]	133
June 30, 2008	23.42	(.32)	(3.86)	(4.18)	(3.01)	(.03)	(3.04)	—	—	16.20	(19.57)	19,668	2.27[f]	(1.60)[f]	138
June 30, 2007	21.83	(.37)	3.32	2.95	(1.36)	—	(1.36)	—	—	23.42	14.08	53,217	2.29[f]	(1.70)[f]	103

Class C
June 30, 2011	$12.72	(.20)	5.87	5.67	—	—	—	—	— [b,e]	$18.39	44.58	$6,642	2.07	(1.25)	108
June 30, 2010	10.71	(.18)	2.19	2.01	—	—	—	—	—	12.72	18.77	5,266	2.14[f]	(1.41)[f]	114
June 30, 2009	16.19	(.18)	(5.30)	(5.48)	—	—	—	—	—	10.71	(33.85)	5,859	2.22[f]	(1.55)[f]	133
June 30, 2008	23.42	(.31)	(3.88)	(4.19)	(3.01)	(.03)	(3.04)	—	—	16.19	(19.61)	12,965	2.27[f]	(1.59)[f]	138
June 30, 2007	21.82	(.37)	3.33	2.96	(1.36)	—	(1.36)	—	—	23.42	14.14	21,447	2.29[f]	(1.69)[f]	103

Class M
June 30, 2011	$13.06	(.16)	6.03	5.87	—	—	—	—	— [b,e]	$18.93	44.95	$1,256	1.82	(1.00)	108
June 30, 2010	10.96	(.15)	2.25	2.10	—	—	—	—	—	13.06	19.16	1,149	1.89[f]	(1.16)[f]	114
June 30, 2009	16.53	(.16)	(5.41)	(5.57)	—	—	—	—	—	10.96	(33.70)	1,086	1.97[f]	(1.30)[f]	133
June 30, 2008	23.78	(.26)	(3.95)	(4.21)	(3.01)	(.03)	(3.04)	—	—	16.53	(19.39)	4,688	2.02[f]	(1.34)[f]	138
June 30, 2007	22.09	(.32)	3.37	3.05	(1.36)	—	(1.36)	—	—	23.78	14.38	5,759	2.04[f]	(1.43)[f]	103

Class R
June 30, 2011	$13.46	(.13)	6.22	6.09	—	—	—	—	— [b,e]	$19.55	45.25	$9,018	1.57	(.76)	108
June 30, 2010	11.27	(.13)	2.32	2.19	—	—	—	—	—	13.46	19.43	5,355	1.64[f]	(.92)[f]	114
June 30, 2009	16.95	(.13)	(5.55)	(5.68)	—	—	—	—	—	11.27	(33.51)	4,910	1.72[f]	(1.05)[f]	133
June 30, 2008	24.24	(.21)	(4.04)	(4.25)	(3.01)	(.03)	(3.04)	—	—	16.95	(19.17)	12,528	1.77[f]	(1.08)[f]	138
June 30, 2007	22.44	(.27)	3.43	3.16	(1.36)	—	(1.36)	—	—	24.24	14.65	11,905	1.79[f]	(1.18)[f]	103

Class Y
June 30, 2011	$13.97	(.04)	6.46	6.42	—	—	—	—	— [b,e]	$20.39	45.96	$9,653	1.07	(.24)	108
June 30, 2010	11.63	(.06)	2.40	2.34	—	—	—	—	—	13.97	20.12	7,079	1.14[f]	(.41)[f]	114
June 30, 2009	17.42	(.07)	(5.72)	(5.79)	—	—	—	—	—	11.63	(33.24)	7,094	1.22[f]	(.55)[f]	133
June 30, 2008	24.71	(.12)	(4.13)	(4.25)	(3.01)	(.03)	(3.04)	—	—	17.42	(18.77)	27,971	1.27[f]	(.59)[f]	138
June 30, 2007	22.73	(.16)	3.50	3.34	(1.36)	—	(1.36)	—	—	24.71	15.28	34,532	1.29[f]	(.69)[f]	103

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 6).

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

June 30, 2010	0.20%

June 30, 2009	0.33

June 30, 2008	0.20

June 30, 2007	0.14

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 6/30/11

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio primarily consisting of common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. Effective August 2, 2010, this redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from July 1, 2010 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used

37

will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $18,119,245 and the fund received cash collateral of $18,304,097.

E) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit

38

is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2011, the fund had a capital loss carryover of $91,853,477 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$46,148,388	June 30, 2017

45,705,089	June 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $746,270 to decrease accumulated net investment loss and $746,307 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $37.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$31,601,640
Unrealized depreciation	(3,236,387)

Net unrealized appreciation	28,365,253
Capital loss carryforward	(91,853,477)
Cost for federal income tax purposes	$136,046,834

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

39

most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.63% of the fund’s average net assets before an increase of $8,069 (0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

40

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $425 under the expense offset arrangements and by $26,367 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $83, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $22,424 and $65 from the sale of class A and class M shares, respectively, and received $8,104 and $248 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $141,310,797 and $160,543,956, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/11		Year ended 6/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	946,834	$16,933,893	1,229,244	$16,945,837

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	946,834	16,933,893	1,229,244	16,945,837

Shares repurchased	(1,762,154)	(30,329,191)	(3,898,171)	(53,145,331)

Net decrease	(815,320)	$(13,395,298)	(2,668,927)	$(36,199,494)

41

	Year ended 6/30/11		Year ended 6/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	60,973	$984,652	71,719	$926,220

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	60,973	984,652	71,719	926,220

Shares repurchased	(151,757)	(2,450,557)	(477,013)	(5,999,449)

Net decrease	(90,784)	$(1,465,905)	(405,294)	$(5,073,229)

	Year ended 6/30/11		Year ended 6/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	50,904	$835,516	41,715	$542,862

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	50,904	835,516	41,715	542,862

Shares repurchased	(103,661)	(1,687,063	(175,056)	(2,278,723)

Net decrease	(52,757)	$(851,547)	(133,341)	$(1,735,861)

	Year ended 6/30/11		Year ended 6/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	6,462	$107,005	14,738	$198,752

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	6,462	107,005	14,738	198,752

Shares repurchased	(28,092)	(433,953)	(25,807)	(346,614)

Net decrease	(21,630)	$(326,948)	(11,069)	$(147,862)

	Year ended 6/30/11		Year ended 6/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	179,369	$3,174,753	125,229	$1,710,242

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	179,369	3,174,753	125,229	1,710,242

Shares repurchased	(116,002)	(1,995,521)	(163,132)	(2,211,104)

Net increase (decrease)	63,367	$1,179,232	(37,903)	$(500,862)

	Year ended 6/30/11		Year ended 6/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	192,895	$3,651,470	176,540	$2,327,633

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	192,895	3,651,470	176,540	2,327,633

Shares repurchased	(226,332)	(4,187,327)	(279,395)	(3,948,092)

Net decrease	(33,437)	$(535,857)	(102,855)	$(1,620,459)

42

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,955 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $60,642,330 and $59,979,942, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $685 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

43

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

44

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

45

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

46

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Robert R. Leveille
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	Chief Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Mark C. Trenchard
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	BSA Compliance Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		Robert T. Burns
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Independent Registered	Janet C. Smith	Nancy E. Florek
Public Accounting Firm	Vice President, Assistant	Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP	Treasurer and Principal	Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
Jameson A. Baxter, Chair	Beth S. Mazor	Susan G. Malloy
Ravi Akhoury	Vice President	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN076
268760 8/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2011	$55,628	$--	$4,018	$ —
June 30, 2010	$50,533	$--	$4,030	$162*

*	Includes fees of$162 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended June 30, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2011and June 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $232,239 and $378,351 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2011	$ —	$191,000	$ —	$ —

June 30, 2010	$ —	$218,107	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: During the period, State Street Bank and Trust Company, which provides certain administrative, pricing and bookkeeping services for the Putnam funds pursuant to an agreement with Putnam Investment Management, LLC, began utilizing different accounting systems and systems support in providing services for the fund.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011